Bank indebtedness	12 Months Ended
Mar. 26, 2016
Debt Disclosure [Abstract]
Bank indebtedness
7.	Bank indebtedness:

As of March 26, 2016 and March 28, 2015, bank indebtedness consisted solely of the Company’s senior secured revolving credit facility which had an outstanding balance of $63.2 million and $64.3 million, respectively. The senior secured revolving credit facility is collateralized by substantially all of the Company’s assets. The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its senior credit facilities. Our excess borrowing capacity, which was above $8.0 million throughout fiscal 2016, was $16.2 million as of March 26, 2016 and $12.9 million as of March 28, 2015.

In July 2015, the Company executed an amendment to its $33 million senior secured term loan to increase the amount of the secured term loan to $35.5 million. The interest rate on the additional $2.5 million tranche is at an annual rate of LIBOR + 9.75%, and the tranche was repaid on time in two equal payments on December 2015 and May 2016. The senior secured term loan is subordinated in lien priority to the senior secured revolving credit facility. These two credit facilities are used to finance working capital and capital expenditures, provide liquidity to fund the Company’s day-to-day operations and for other general corporate purposes.

Under the terms of the amended senior secured facilities, the Company is required to maintain minimum adjusted EBITDA levels (calculated on a twelve month rolling period as defined in the agreements) if and only if, for any five consecutive business days, its availability under the senior secured revolving credit facility falls below $8.0 million. Failure to meet the minimum adjusted EBITDA levels if the Company’s availability is below $8.0 million for any five consecutive business days, is considered an event of default which could result in the outstanding balances borrowed under the senior secured term loan and senior secured revolving credit facility becoming due immediately. In November 2015, the Company executed an amendment to the senior secured credit facilities, agreeing with its lenders to remove the requirement to close a Recapitalization Transaction. Consequently, this removes the additional reserve of up to $2.5 million that could have been imposed by the senior secured lenders if the Company had not met this condition. As part of the amendment, the minimum adjusted EBITDA levels (calculated on a twelve-month rolling basis as defined in the senior secured credit facilities) were also amended. The minimum adjusted EBITDA levels were reduced for the months of October 2015 through July 2017 to reflect the impact of the weaker Canadian dollar and the disposal of the corporate sales division.

Under the terms of the amended senior secured facilities, the senior secured revolving credit facility administrative agent may, at any time, impose various reserves which would lower the level of borrowing availability under the Company’s senior secured revolving credit facility (customary for asset-based loans), at their reasonable discretion, to: i) ensure that the Company maintains adequate liquidity for the operation of its business, ii) cover any deterioration in the amount or value of the collateral, and iii) reflect impediments to the senior secured lenders to realize upon the collateral.

There is no limit to the amount of discretionary reserves that the Company’s senior secured revolving credit facility administrative agent may impose at its reasonable discretion. No discretionary reserves were imposed during fiscal 2015 and fiscal 2016 by the Company’s senior secured revolving credit facility administrative agent. While the Company’s senior secured revolving credit facility lenders or their administrative agent have not historically imposed such a restriction, it is uncertain whether conditions could change and cause such a reserve to be imposed in the future. In addition, the value of the Company’s inventory and accounts receivables is periodically assessed by its senior secured lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased. Another factor impacting the Company’s excess availability includes, among other things, changes in the U.S. and Canadian dollar exchange rate, which could increase or decrease the Company’s borrowing availability. As of March 26, 2016, every 100 basis point strengthening or weakening of the Canadian versus the U.S. dollar would cause an approximately $13,000 increase or decrease, respectively, in the amount of excess availability. The Company met its excess availability requirement as of March 26, 2016 and as of the date of the filing of this document.

Furthermore, a $12.5 million and a $5.0 million seasonal availability block is imposed by the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent each year from December 20th to January 20th and from January 21st to February 10th, respectively.

Both the Company’s senior secured revolving credit facility and the senior secured term loan are subject to cross default provisions with all other loans pursuant to which if the Company is in default of any other loan, the Company will immediately be in default of both the senior secured revolving credit facility and the senior secured term loan.

The senior secured revolving credit facility also contains limitations on the Company’s ability to pay dividends, more specifically, among other limitations, the Company can pay dividends only at certain excess borrowing capacity thresholds and the aggregate dividend payment for the twelve-month period ended as of any fiscal quarter cannot exceed 33% of the consolidated net income for such twelve-month period. Additionally, the Company is required to maintain a fixed charge coverage ratio of at least 1.30 to 1.00 and a minimum excess availability of $30 million in order to qualify for payment of dividends. Besides these financial covenants related to paying dividends, the terms of this facility provide that no financial covenants are required to be met other than already described.

In November 2015, the Company amended the monthly capital requirements amounts of all term loans with Investissement Québec in order to reduce its short-term capital requirements. The impact of the amendment on the first twelve months following the effective date of the amendment translates to a reduction of CAD$2 million (approximately $1.5 million in U.S. dollars) of the monthly capital requirements. This amendment was agreed to by the senior secured lenders.

The term loans with Investissement Québec require the Company on an annual basis to have a working capital ratio of at least 1.15 and an adjusted long-term debt to adjusted net assets ratio below 2.5. On each of June 26, 2015 and March 7, 2016, the Company obtained a waiver from Investissement Québec with respect to the requirement to meet the adjusted long-term debt to adjusted net assets ratio for fiscal 2016 and fiscal 2017, respectively. The Company was in compliance with the working capital ratio as of March 26, 2016.

The term of the senior secured revolving credit facility expires on August 22, 2017 while the senior secured term loan matures on August 22, 2018.

The information concerning the Company’s senior secured credit facility is as follows:

	Fiscal Year Ended
	March 26, 2016	March 28, 2015
	(In thousands)

Maximum borrowing outstanding during the year	$78,137	$86,450
Average outstanding balance during the year	$68,205	$73,207
Weighted average interest rate for the year	3.2%	3.3%
Effective interest rate at year-end	3.3%	3.2%

As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $188,395,000 (CAD$250,000,000); (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.